EuroPac International Value Fund	EuroPac International Bond Fund
Class A Shares: EPIVX	Class A Shares: EPIBX
Class I Shares: EPVIX	Class I Shares: EPBIX

EuroPac International Dividend Income Fund	EuroPac Gold Fund
Class A Shares: EPDPX	Class A Shares: EPGFX
Class I Shares: EPDIX	Class I Shares: EPGIX

EP Emerging Markets Fund
Class A Shares: EPASX
Class I Shares: EPEIX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 18, 2023, to each currently effective

Prospectus, and Statement of Additional Information (“SAI”).

Change in Distributor

At a meeting held on June 13 - 14, 2023, the Board of Trustees of the Trust approved a change in the Funds’ distributor from IMST Distributors, LLC to UMB Distribution Services, LLC. UMB Distribution Services, LLC is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Accordingly, effective December 31, 2023 (the “Effective Date”), the paragraph under “Other Service Providers” in the Funds’ Prospectus will be deleted in its entirety and replaced with the following:

UMB Distribution Services, LLC (the “Distributor”) is the Funds’ principal underwriter and acts as the Funds’ distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

As of the Effective Date, the information with respect to IMST Distributors, LLC on the back cover of the Funds’ Prospectus will be deleted in its entirety and replaced with the following:

UMB Distribution Services, LLC.

235 West Galena Street

Milwaukee, Wisconsin 53212

In addition, as of the Effective Date, the first two paragraphs under “Distributor and the Distribution Agreement” in the Funds’ SAI will be deleted in their entirety and replaced with the following:

UMB Distribution Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Distributor is a registered broker-dealer and is a member of FINRA.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

As of the Effective Date, all additional references to IMST Distributors, LLC and the Distribution Agreement with IMST Distributors, LLC contained in the Funds’ Prospectus and SAI are deleted in their entirety and replaced with references to UMB Distribution Services, LLC and the Distribution Agreement with UMB Distribution Services, LLC, as appropriate.

Please retain this Supplement with your records.

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